UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: October 27, 2000




                        DELTA CAPITAL TECHNOLOGIES, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


         000-27407                                  98-0187705
-------------------------------              ------------------------
  (Commission File Number)            (IRS Employer Identification Number)


                                    DELAWARE
 -------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                         Suite 255, 999 - 8th Street, SW
                         Calgary, Alberta T2R 1J5 Canada
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                    (Address of Principal Executive Offices)




                                 (403) 802-0670
            --------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.           Other Events

On September 17 and September 29, 2000, 4 of the 5 directors of Delta Capital Technologies, Inc. ("the Company") resigned from their positions as officers and directors of the Company. None of the resignations was based on a disagreement with the Company's operations, policies, or practices.

The one remaining member of the Company's board of directors was Judith Miller.

The four directors who resigned were as follows: Mike Steele, Director and SVP Marketing & Development (September 17), Paul F. Davis, Director and President & CEO (September 28); Kevin K. Wong, Director (September 28, 2000), and Michael E. Horsey, Director and Chairman of the Board (September 29, 2000).

On October 27, 2000, Company's board of directors appointed 3 new members to join Ms. Miller on the board: Darwyn Ross, Douglas P. Johnson, and Martin Tutschek. These appointments bring the current membership of the Company's board of directors to 4.


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2000


                                 Delta Capital Technologies, Inc.



                                 By: /s/ Judity Miller
                                 ----------------------------------
                                 Judith Miller, Director and Corporate Secretary